SELIGMAN
                     -----------------------              [Graphic Omitted]
                                  HIGH-YIELD
                                 BOND SERIES



                                                            MID-YEAR REPORT
                                                             JUNE 30, 2001

                                                               ----o----

                                                              SEEKING TO

                                                               MAXIMIZE

                                                           CURRENT INCOME BY

                                                            INVESTING IN A

                                                              DIVERSIFIED

                                                             PORTFOLIO OF

                                                             HIGH-YIELDING

                                                            CORPORATE BONDS

                                                           [Graphic Omitted]
                                                           J.&W. SELIGMAN & CO.
                                                               INCORPORATED
                                                             ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

----------------------------------
                                  TIMES CHANGE...


       [Graphic Omitted]
                                  Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.
---------------------------------
JAMES, JESSE, AND JOSEPH SELIGMAN,
 1870 In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

                                  With the formation of Tri-Continental
                                  Corporation in 1929 -- today, the nation's
largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


--------------------------------------------------------------------------------
Table of Contents

To the Shareholders ................................... 1
Interview With Your Portfolio Team .................... 2
Performance Overview .................................. 4
Portfolio Overview .................................... 6
Portfolio of Investments .............................. 8
Statement of Assets and Liabilities ...................12
Statement of Operations ...............................13

Statements of Changes in Net Assets ...................14
Notes to Financial Statements .........................15
Financial Highlights ..................................18
Report of Independent Auditors ........................20
Trustees ..............................................21
Executive Officers AND For More Information ...........22
Glossary of Financial Terms ...........................23

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

For the six months ended June 30, 2001, Seligman High-Yield Bond Series delivered a disappointing total return of -7.39% based on the net asset value of Class A shares. During this same period, the CSFB High Yield Market Index returned 4.61% and the Lipper High Current Yield Average returned 1.72%.

The Series underperformed relative to its indices primarily because of its exposure to the telecommunications sector, which was perceived to be attractive because of rapid growth rates and impressive cash-flow margins for these companies, and because of high current coupons on their bonds. This year, however, the telecom sector has struggled with overcapacity and increased defaults. As a result of this deterioration in fundamentals, the Series' exposure to the sector has been lowered, and its credit quality and diversification have been increased. Convertible bonds have also been added to the portfolio for selected issuers with strong balance sheets, solid businesses, and attractive valuations. We expect that this repositioning will both lower the portfolio's volatility and, going forward, produce better returns.

During the first half of 2001, the US economy continued to slow appreciably. The current slowdown has been characterized by a dramatic decrease in capital expenditures, particularly in the technology area, a decrease in industrial production, weak corporate earnings and rising unemployment. However, both consumer spending and the housing market have remained strong, and these factors have been crucial in helping the economy avoid a recession.

The Federal Reserve Board has responded aggressively to these circumstances, lowering interest rates six times during the first six months of 2001, for a total of 275 basis points. The Fed hopes that monetary easing will encourage increased business investment and stimulate growth. The Fed has indicated that it considers near-term economic weakness to be more threatening to prosperity than any inflationary pressures caused by monetary easing. In fact, inflationary forces have remained benign, giving the Fed flexibility to cut rates again later in the year. The high-yield market has been volatile this year because of this economic uncertainty, reacting positively to rate cuts early in the year, then declining on fears of a longer-than-expected slowdown.

Looking ahead, we anticipate that the economy will respond favorably to the Fed's interest rate cuts. Economic response to changes in monetary policy typically has a lag time of six to nine months; therefore, the economy should begin to respond to this stimulus. In the high-yield market, we expect defaults to peak this year, and decline over the next few years. This should cause high-yield spreads to tighten, creating attractive investment opportunities. We are optimistic that the Fed has set the stage for a return to healthy economic growth as early as the end of 2001, but more likely in 2002.

We are pleased to welcome Kendall C. Peterson, CFA as Portfolio Manager for Seligman High-Yield Bond Series. Mr. Peterson has many years of experience investing in fixed-income securities, and has specialized in high-yield bonds for the last seven years. Mr. Peterson joins J. &. W. Seligman & Co. Incorporated as a Managing Director and Head of Seligman's High-Yield Team.

Thank you for your continued support of Seligman High-Yield Bond Series. A discussion with your Fund's Portfolio Team, as well as financial statements, including a portfolio of investments, follows this letter.

By order of the Trustees,


/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman


                                /s/ BRIAN T. ZINO
                                -----------------
                                Brian T. Zino
                                President

August 20, 2001

INTERVIEW WITH YOUR PORTFOLIO TEAM

Q: HOW DID SELIGMAN HIGH-YIELD BOND SERIES PERFORM DURING THE SIX MONTHS ENDED
   JUNE 30, 2001?

A: Seligman High-Yield Bond Series posted a disappointing total return of -7.39% based on the net asset value of Class A shares for the six-month period ended June 30, 2001. For the same time period, the CSFB High Yield Market Index posted a total return of 4.61% and the Lipper High Current Yield Average posted a total return of 1.72%.

   The Series' underperformance was due mainly to our overweighting in telecommunications issues. Telecom presented a compelling case: it was viewed as a large, high-growth industry providing a crucial business service and promising high cash flow margins. As telecom stocks fell, however, these companies' access to capital decreased, and bond prices fell on funding concerns. Demand has suffered as well due to a slowdown in technology spending by corporations. As a result of this change in fundamentals, the Series has lowered its telecom exposure.

Q: WHAT ECONOMIC AND MARKET FACTORS IMPACTED THE HIGH-YIELD MARKET AND THE
   SERIES DURING THIS SIX-MONTH PERIOD?

A: The US economy continued to slow significantly during the period under review. Rising unemployment, reduced corporate profits, inventory surpluses, and sharp cutbacks in discretionary corporate spending characterized the slowdown. A sluggish economy normally leads to an increase in defaults by high-yield issuers, and, indeed, the first half of the year saw defaults running at nearly 10%. We expect high-yield defaults to peak in 2001.

   The slumping economy spurred action by the US Federal Reserve Board, as well as by the US federal government. In terms of monetary policy, the Fed cut the Fed funds rate (the overnight lending rate among member banks) by 275 basis points to 3.75%, the lowest level since April 1994. Commercial banks followed suit and lowered lending rates. On the fiscal side, Congress passed a tax-cut bill which was partly intended to give a boost to economic growth. In addition, taxpayers have begun receiving a tax rebate check in the mail, something policymakers also hope will stimulate the economy. In light of the steps that have been taken to provide a hospitable environment for growth and to help the economy avoid a recession, we believe that by 2002 we should see the US economy rebound.

   The high-yield bond market reacted positively early in 2001 to the Fed's interest rate cuts, but has since declined on fears of a longer-than-expected economic slowdown. The high-yield market exhibited an


High-Yield Team: James Didden, Timothy Finn, Brian Hessel, Kendall Peterson (Portfolio Manager)


A TEAM APPROACH

Seligman High-Yield Bond Series is managed by the Seligman High-Yield Team, headed by Kendall C. Peterson, CFA. He is assisted by seasoned research professionals who are responsible for evaluating companies in specific industry groups. Mr. Peterson draws on his team to select companies whose bonds have the potential for high yields at acceptable levels of investment risk consistent with the Fund's objective.

INTERVIEW WITH YOUR PORTFOLIO TEAM

   unusually high degree of volatility, primarily within the telecommunications sector. This uncertainty was exacerbated by the volatility in the stock market, particularly in technology stocks. In our view, the high-yield bond market has priced in the concerns over a slowing economy, high historical default rates, and a soft equity market. High-yield spreads to US Treasuries are historically wide, representing a compelling investment opportunity.

Q: WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD UNDER REVIEW?

A: We believe that the Series is well positioned in the current slow economic environment. We have significantly reduced the portfolio's exposure to telecommunications issues. The Series has been participating in the new issue market, which has offered many higher-rated securities at attractive yields. As a result, the Series' average credit quality was higher at the end of the period under review than it was at the beginning of 2001. Further, the Series was more diversified at the end of the six-month period than it was at the beginning of this time. We believe that in sluggish economic times it is prudent to increase diversification by issuer and industry. For the balance of 2001, we will work to further raise average credit quality and increase diversification.

Q: WHAT SECTORS HAD THE BIGGEST IMPACT ON PERFORMANCE?

A: The Series' best performing sectors during the first half of 2001 were cable television, gaming, and media issues. Telecommunications issues, despite high current yields, performed poorly, particularly in the latter part of the period under review. Our overweighting in this sector hurt the Series' performance significantly. The most volatile segments of the telecom sector were competitive local exchange carriers (CLECs) and fiber optic cable providers (broadband). The CLECs have been trying to compete with regional Bell operating companies, and have captured less market share than many analysts had expected. The broadband providers have sought to capitalize on the expected explosion in demand for network capacity created by new computer network applications. Unfortunately, the growth in demand for network capacity has been well below expectations.

Q: DID YOU MAKE ANY ASSET ALLOCATION CHANGES DURING THE PERIOD UNDER REVIEW?

A: Because of deteriorating fundamentals, we decreased our exposure to the volatile telecommunications sector, particularly CLECs and broadband. The core positions of the portfolio continued to be in the cable television, publishing, gaming, and wireless telephony industries. At the same time, the Series increased its exposure to the convertible market, which offered many companies with solid balance sheets and good businesses trading at significant discounts. We were able to purchase convertibles at attractive current yields.

Q: WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET AND FOR THE SERIES?

A: We expect economic conditions to remain sluggish until late 2001 or early
   2002, at which point the economy should accelerate, helped by the Fed's easing and the federal tax cut. The Fed's interest rate cuts this year have been substantial, and we anticipate that rates will be stable or slightly lower for the balance of the year. Defaults should peak in 2001 as the market weeds out the marginal bonds issued in the ebullient 1990's. The economic environment should favor cash-paying bonds over deferred-income securities. We see opportunities in undervalued areas of the high-yield market, such as cyclicals, deep cyclicals, and retail. In addition, we think the market's focus will be on companies that generate free cash flow, rather than companies lacking fully financed business plans. We believe that we have positioned Seligman High-Yield Bond Series to benefit from these trends, and anticipate finishing 2001 on a more positive note.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2001

                                                                          AVERAGE ANNUAL
                                                   -----------------------------------------------------------------
                                                                                     CLASS B     CLASS C    CLASS D
                                                                                      SINCE       SINCE      SINCE
                                          SIX        ONE       FIVE        10       INCEPTION   INCEPTION  INCEPTION
                                       **MONTHS*    YEAR       YEARS      YEARS      4/22/96     5/27/99    9/21/93
                                         ------    ------      -----     ------     ---------   ---------  ---------
CLASS A**
With Sales Charge                       (11.80)%   (18.89)%    (0.11)%     7.33%       n/a         n/a         n/a
Without Sales Charge                     (7.39)    (14.82)      0.86       7.86        n/a         n/a         n/a
CLASS B**
With CDSC+                              (12.30)    (19.33)     (0.19)      n/a         0.24%       n/a         n/a
Without CDSC                             (7.97)    (15.58)      0.05       n/a         0.36        n/a         n/a
CLASS C**
With Sales Charge and CDSC               (9.54)    (17.16)      n/a        n/a         n/a        (9.90)%      n/a
Without Sales Charge and CDSC            (7.76)    (15.55)      n/a        n/a         n/a        (9.46)       n/a
CLASS D**
With 1% CDSC                             (8.63)    (16.30)      n/a        n/a         n/a         n/a         n/a
Without CDSC                             (7.76)    (15.55)      0.10       n/a         n/a         n/a         3.75%
CSFB HIGH YIELD MARKET INDEX***           4.61      (0.11)      4.62       9.04        4.71++     (0.37)(o)    6.11+++
LIPPER HIGH CURRENT YIELD AVERAGE***      1.72      (5.06)      3.83       8.36        3.92++     (2.49)(o)    5.26+++

NET ASSET VALUE

            JUNE 30, 2001   DECEMBER 31, 2000   JUNE 30, 2000
            -------------   -----------------   -------------
CLASS A         $4.33             $4.99             $5.78
CLASS B          4.33              5.00              5.78
CLASS C          4.34              5.00              5.79
CLASS D          4.34              5.00              5.79

RATINGS#
JUNE 30, 2001

                   MOODY'S    S&P
                   -------   ------
A                    1.3%     2.7%
Baa/BBB              2.4      1.3
Ba/BB                7.7      9.2
B                   64.7     63.2
Caa/CCC             18.6     18.9
Ca/CC                2.7      0.9
C                    --       0.2
D                    --       0.6
Non-rated            2.6      3.0

WEIGHTED AVERAGE
  MATURITY  6.31 years

DIVIDEND, YIELD, AND CAPITAL LOSS INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                                           CAPITAL
             DIVIDENDS(oo)    YIELD(ooo)                    LOSS
             --------         ------                       ------
CLASS A      $0.3122          12.55%       REALIZED       $(0.926)
CLASS B       0.2919          12.43        UNREALIZED      (1.118)ss.
CLASS C       0.2919          12.29
CLASS D       0.2919          12.41

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

-------------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  *** The CSFB High Yield Market Index and the Lipper High Current Yield Average are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees or sales charges. The monthly performance of the Lipper High Current Yield Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
    + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
   ++ From April 30, 1996.
  +++ From September 30, 1993.

  (o) From May 31, 1999.
 (oo) Represents per share amount paid or declared during the six months ended June 30, 2001.
(ooo) Current yield, representing the annualized yield for the 30-day period ended June 30, 2001, has been computed in accordance with SEC regulations and will vary.
    # Percentages based on current market values of long-term holdings.
  ss. Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2001.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT

[Data below represents mountain chart in the printed piece]

CLASS A SHARES                               CLASS B SHARES

JUNE 30, 1991 TO JUNE 30, 2001               APRIL 22, 1996+ TO JUNE 30, 2001

6/30/91                     9521             4/22/96                     10000
                            10086            6/30/96                     10127
                            10465                                        10565
                            11422            12/31/96                    10911
6/30/92                     11754                                        10792
                            12397            6/30/97                     11440
                            12566                                        12119
                            13445            12/31/97                    12356
6/30/93                     14012                                        12891
                            14259            6/30/98                     13007
                            14977                                        12103
                            14886            12/31/98                    12427
6/30/94                     14872                                        12585
                            14939            6/30/99                     12457
                            15094                                        12085
                            15879            12/31/99                    12323
6/30/95                     16862                                        12017
                            17641            6/30/00                     12018
                            18221                                        11911
                            18950            31-Dec-00                   11025
6/30/96                     19371                                        10932
                            20219            30-Jun-01                   10189
                            20921
                            20762
6/30/97                     22052
                            23404
                            23905
                            24985
6/30/98                     25255
                            23546
                            24220
                            24574
6/30/99                     24371
                            23691
                            24241
                            23655
6/30/00                     23710
                            23509
                            21811
                            21669
6/30/01                     20290


          [Data below represents mountain chart in the printed piece]

CLASS C SHARES                             CLASS D SHARES

MAY 27, 1999+ TO JUNE 30, 2001             SEPTEMBER 21, 1993+ TO JUNE 30, 2001

                                           9/21/93           10000
5/27/99           9897                                       10030
6/30/99           9805                                       10453
9/30/99           9512                                       10381
12/31/99          9729                     6/30/94           10342
3/31/00           9475                                       10360
6/30/00           9476                                       10422
9/30/00           9374                                       10937
12/31/00          8677                     6/30/95           11588
3/31/01           8604                                       12100
6/30/01           8037                                       12472
                                                             12965
                                           6/30/96           13209
                                                             13780
                                                             14232
                                                             14078
                                           6/30/97           14923
                                                             15808
                                                             16116
                                                             16814
                                           6/30/98           16987
                                                             15786
                                                             16208
                                                             16415
                                           6/30/99           16248
                                                             15763
                                                             16121
                                                             15700
                                           6/30/00           15702
                                                             15535
                                                             14379
                                                             14257
                                           6/30/01           13318

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all distributions within the periods are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

----------------
  * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
 ** Excludes the effect of the 1% CDSC.
  + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 2001

                                                                                               PERCENT OF NET ASSETS
                                                                                             --------------------------
                                                                                               JUNE 30,   DECEMBER 31,
                                                  ISSUES         COST             VALUE          2001         2000
                                                  ------     ------------     ------------   ------------  ----------
CORPORATE BONDS, CONVERTIBLE ISSUES,
  AND PREFERRED STOCKS:
  Aerospace ...................................      1       $  2,775,000     $  2,816,625        0.2           --
  Automotive and Related ......................      5         23,616,986       22,143,050        1.4          0.6
  Broadcasting ................................      8         55,002,082       55,107,048        3.5          3.7
  Business Services ...........................      5         46,688,074       34,834,063        2.2          2.2
  Cable Systems and Satellite Video ...........     17        227,162,258      212,746,400       13.8          9.1
  Chemicals ...................................      6         75,261,539       71,375,000        4.6          3.6
  Communications Infrastructure ...............      7         85,267,665       70,427,574        4.5          4.2
  Consumer Products ...........................      1          2,775,960        2,811,875        0.2          0.5
  Containers ..................................     --                 --               --         --          0.3
  Contract Manufacturing/Circuit Boards .......      4         36,114,972       15,527,534        1.0          1.6
  Energy ......................................      4         12,717,224       11,900,825        0.8          0.4
  Environmental Services ......................      1         23,953,851       25,812,500        1.7          2.1
  Equipment ...................................      3         35,135,586       30,167,875        2.0          1.6
  Financial Services ..........................      5         48,088,702       39,974,942        2.6          2.0
  Food ........................................      1          3,920,555        3,022,250        0.2          0.6
  Funeral Services ............................      2          8,397,854        9,375,150        0.6           --
  Gaming/Hotel ................................     10        111,512,406      104,463,125        6.8          3.9
  Health Care/Medical Products ................      6         15,311,085       12,297,284        0.8          1.6
  Industrial/Manufacturing ....................      8         75,019,553       50,197,375        3.3          3.5
  Internet and Related ........................      4         50,012,545        6,020,750        0.4          3.8
  Leisure. ....................................      1         25,645,305       20,875,000        1.4          1.2
  Metals ......................................     --                 --               --         --          0.1
  Mobile Satellite Services ...................     --                 --               --         --          0.2
  Paging ......................................      3         85,490,627        5,723,250        0.4          1.2
  Paper and Packaging .........................      1          2,000,000        2,020,000        0.1           --
  Printing and Publishing .....................     12        253,355,023      227,862,392       14.7         13.1
  Retailing ...................................      1         35,977,124       32,480,000        2.1          2.4
  Semiconductors ..............................      9         73,881,748       74,200,156        4.8          1.9
  Telecommunications ..........................     14        226,492,626      120,588,297        7.8         19.1
  Transportation ..............................      1         14,652,540       11,127,375        0.7          1.2
  Utilities ...................................      5         29,947,556       30,426,798        2.0          1.3
  Wireless Telephony ..........................     11        220,455,186      202,194,808       13.1         11.3
                                                   ---     --------------   --------------      -----        -----
                                                   156      1,906,631,632    1,508,519,321       97.7         98.3
SHORT-TERM HOLDING AND
  OTHER ASSETS LESS LIABILITIES ...............      1         35,067,667       35,067,667        2.3          1.7
                                                   ---     --------------   --------------      -----        -----
NET ASSETS ....................................    157     $1,941,699,299   $1,543,586,988      100.0        100.0
                                                   ===     ==============   ==============      =====        =====

LARGEST INDUSTRIES
JUNE 30, 2001

[Data below represents bar chart in the printed piece]

                                    PERCENT OF NET ASSETS
                                    ---------------------
PRINTING AND PUBLISHING                    14.8                    $227,862,392
CABLE SYSTEMS AND SATELLITE VIDEO          13.8                    $212,746,400
WIRELESS TELEPHONY                         13.1                    $202,194,808
TELECOMMUNICATIONS                          7.8                    $120,588,297
GAMING/HOTEL                                6.8                    $104,463,125

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                        TEN LARGEST SALES
---------------------                        -----------------
CORPORATE BONDS:                             CORPORATE BONDS:
Pegasus Satellite                            Golden Sky Systems
   12.375%, due 8/1/2006*                       12.375%, due 8/1/2006**
Quebecor Media                               Global Crossing Holding
   11.125%, due 7/15/2011*                      9.5%, due 11/15/2009
Ameristar Casinos                            Allied Waste North America
   10.75%, due 2/15/2009*                       10%, due 8/1/2009
Echostar DBS                                 Everest Healthcare Services
   9.375%, due 2/1/2009*                        9.75%, due 5/1/2008**
Amkor Technology                             ALARIS Medical
   9.25%, due 5/1/2006*                         9.75%, due 12/1/2006**
Adelphia Communications                      Pierce Leahy
   10.25%, due 6/15/2011*                       11.125%, due 7/15/2006**
Nextel Communications                        Exodus Communications
   9.5%, due 2/1/2011*                          11.25%, due 7/1/2008
Lattice Semiconductor                        PREFERRED STOCKS:
   4.75%, due 11/1/2006*                     Crown Castle International 12.75%**
Centennial Cellular                          COMMON STOCKS:
   10.75%, due 12/15/2008                    Clear Channel Communications**
American Tower                               Price Communications**
   9.375%, due 2/1/2009*


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order of size within asset class.

---------------
  * Position added during the period.
 ** Position eliminated during the period.

--------------------------------------------------------------------------------

       TOP TEN COMPANIES
       JUNE 30, 2001
                                                                      VALUE
                                                                   -----------
       Liberty Group ..........................................    $73,499,267
       Pegasus Communications .................................     64,757,400
       Price Communications ...................................     54,200,000
       Centennial Cellular ....................................     46,500,000
       TDL Infomedia Holdings .................................     45,663,750
       Nextel Communications ..................................     41,956,635
       Adelphia Communications ................................     39,432,750
       Global Crossing Holding ................................     33,533,437
       Trump Hotels & Casino ..................................     33,347,500
       NBC Acquisition ........................................     32,480,000

       The amounts shown for the top ten companies represent the value of the Fund's investments in securities of all types issued by the companies or their affiliates.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
JUNE 30, 2001

                                      PRINCIPAL
                                        AMOUNT          VALUE
                                      ----------     -----------
CORPORATE BONDS 85.2%
AEROSPACE 0.2%
Alliant Techsystems 8.5%,
     due 5/15/2011*                  $ 2,775,000     $ 2,816,625
                                                     -----------
AUTOMOTIVE AND
   RELATED 1.4%
Collins & Aikman Products
   11.5%, due 4/15/2006                2,750,000       2,612,500
Delco Remy International
   11%, due 5/1/2009*                    690,000         721,050
Diamond Triumph Automotive
   9.25%, due 4/1/2008                13,500,000      12,487,500
Hayes Lemmerz International:
   11%, due 7/15/2006                  5,000,000       4,175,000
   9.125%, due 7/15/2007               2,825,000       2,147,000
                                                     -----------
                                                      22,143,050
                                                     -----------
BROADCASTING 2.2%
Adams Outdoor Advertising
   10.75%, due 3/15/2006               1,000,000       1,058,750
AMFM Operating
   12.625%, due 10/31/2006             4,678,900       5,158,488
Canwest Media
   10.625%, due 5/15/2011*             5,000,000       5,100,000
Cumulus Media
   10.375%, due 7/1/2008              18,750,000      18,750,000
Nextmedia
   10.75%, due 7/1/2011*               2,750,000       2,709,025
Radio One
   8.875%, due 7/1/2011*               1,725,000       1,733,625
                                                     -----------
                                                      34,509,888
                                                     -----------
BUSINESS SERVICES 2.2%
Iron Age
   9.875%, due 5/1/2008               21,850,000      14,967,250
Iron Age Holding
   0% (12.125%+), due 5/1/2009         6,550,000         695,938
Iron Mountain
   8.625%, due 4/1/2013                3,500,000       3,543,750
Muzak
   9.875%, due 3/15/2009              12,500,000      11,375,000
Unisys
   8.125%, due 6/1/2006                4,350,000       4,252,125
                                                     -----------
                                                      34,834,063
                                                     -----------
CABLE SYSTEMS AND
   SATELLITE VIDEO 12.7%
Adelphia Communications:
   9.875%, due 3/01/2007              10,000,000       9,950,000
   10.875%, due 10/01/2010            20,000,000      20,350,000
   10.25%, due 6/15/2011               9,225,000       9,132,750
Charter Communications:
   10%, due 4/1/2009                  12,500,000      12,750,000
   11.125%, due 1/15/2011             12,500,000      13,250,000
   10%, due 5/15/2011*                 5,000,000       5,100,000

                                  PRINCIPAL
                                    AMOUNT           VALUE
                                 -----------    --------------
CABLE SYSTEMS AND
   SATELLITE VIDEO (CONTINUED)
Echostar DBS
   9.375%, due 2/1/2009          $10,000,000     $  9,850,000
GCI 9.75%, due 8/1/2007           17,500,000       17,325,000
Northland Cable Television
   10.25%, due 11/15/2007         15,000,000       10,575,000
Pegasus Communications:
   9.75%, due 12/1/2006            5,000,000        4,425,000
   12.5%, due 8/1/2007            20,000,000       19,900,000
Pegasus Satellite
   12.375%, due 8/1/2006          25,000,000       23,625,000
Quebecor Media
   11.125%, due 7/15/2011*        20,000,000       19,950,000
Rogers Cablesystems
   11%, due 12/1/2015             12,500,000       14,093,750
United Pan-Europe
   Communications:
   (Netherlands)
   11.25%, due 11/1/2009           7,500,000        2,812,500
   11.5%, due 2/1/2010             7,500,000        2,850,000
                                                 ------------
                                                  195,939,000
                                                 ------------
CHEMICALS  4.6%
IMC Global 10.875%,
   due 5/1/2008*                   2,500,000        2,500,000
Koppers Industry
   9.875%, due 12/1/2007          15,000,000       14,775,000
Lyondell Chemical:
   9.875%, due 5/1/2007           12,500,000       12,437,500
   10.875%, due 5/1/2009          12,500,000       12,312,500
Millennium America
   9.25%, 6/15/2008*               2,500,000        2,500,000
Texas Petrochemicals
   11.125%, due 7/1/2006          30,000,000       26,850,000
                                                 ------------
                                                   71,375,000
                                                 ------------
COMMUNICATIONS
   INFRASTRUCTURE  4.1%

American Tower

   9.375%, due 2/1/2009*           6,250,000        5,859,375
Crown Castle International
   10.75%, due 8/1/2011           13,250,000       12,885,625
Pinnacle Holdings
   0% (10%+), due 3/15/2008       25,000,000       13,000,000
SpectraSite Holdings:
   12.5%, due 11/15/2005          12,850,000        12,207,500
   0% (11.25%+), due 4/15/2009    15,000,000        6,975,000
   10.75%, due 3/15/2010          15,000,000       12,825,000
                                                 ------------
                                                   63,752,500
                                                 ------------
CONSUMER PRODUCTS  0.2%
Playtex Products
   9.375%, 6/1/2011*               2,750,000        2,811,875
                                                 ------------


--------------------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS

JUNE 30, 2001

                                  PRINCIPAL
                                    AMOUNT          VALUE
                                 -----------     ------------
CONTRACT MANUFACTURING/
   CIRCUIT BOARDS  0.5%
Flextronics International
   9.875%, due 7/1/2010          $ 5,125,000     $  5,125,000
MCMS
   9.75%, due 3/1/2008            14,750,000        2,286,250
                                                 ------------
                                                    7,411,250
                                                 ------------
ENERGY  0.8%
Abraxas Petroleum
   11.5%, due 11/1/2004            8,000,000        7,480,000
Dresser
   9.375%, due 4/15/2011*          2,000,000        2,035,000
El Paso Energy Partnership
   8.5%, due 6/1/2011*             1,375,000        1,381,875
Lone Star Technologies
   9%, due 6/1/2011*               1,035,000        1,003,950
                                                 ------------
                                                   11,900,825
                                                 ------------
ENVIRONMENTAL
   SERVICES  1.7%
Allied Waste North America
   10%, due 8/1/2009              25,000,000       25,812,500
                                                 ------------
EQUIPMENT  2.0%
BRL Universal Equipment
   8.875%, due 2/15/2008*          2,125,000        2,178,125
Neff 10.25%, due 6/1/2008          7,500,000        4,162,500
Williams Scotsman
   9.875%, due 6/1/2007           24,950,000       23,827,250
                                                 ------------
                                                   30,167,875
                                                 ------------
FINANCIAL SERVICES  2.6%
AMRESCO 10%,
   due 3/15/2004                  17,000,000        9,605,000
Conseco 9%,
   due 10/15/2006                  5,000,000        4,687,500
Dollar Financial Group
   10.875%, due 11/15/2006        19,225,000       18,936,625
IOS Capital
   9.75%, 6/15/2004                2,725,000        2,720,817
Ocwen Capital Trust I
   10.875%, due 8/1/2027           5,000,000        4,025,000
                                                 ------------
                                                   39,974,942
                                                 ------------
FOOD  0.2%
Packaged Ice 9.75%,
   due 2/1/2005                    3,925,000        3,022,250
                                                 ------------
FUNERAL SERVICES  0.6%
Service Corp. International
   7.2%, due 6/1/2006              7,500,000        6,487,500
Stewart Enterprises
   10.75%, due 7/1/2008*           2,790,000        2,887,650
                                                 ------------
                                                    9,375,150
                                                 ------------
GAMING/HOTEL  6.8%
Alliance Gaming
   10%, due 8/1/2007              10,000,000        9,950,000

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------     ------------
GAMING/HOTEL (CONTINUED)
Ameristar Casinos
   10.75%, due 2/15/2009         $17,500,000     $ 18,375,000
Hollywood Casino:
   13%, due 8/1/2006               3,750,000        3,956,250
   11.25%, due 5/1/2007           15,000,000       15,900,000
Isle of Capri Casinos
   8.75%, due 4/15/2009            5,000,000        4,593,750
Mandalay Resort Group
   10.25%, due 8/01/2007           5,000,000        5,262,500
Park Place Entertainment
   9.375%, due 2/15/2007           5,000,000        5,268,750
Station Casinos
   9.875%, due 7/1/2010            7,500,000        7,809,375
Trump Atlantic City Associates
   11.25%, due 5/01/2006           2,500,000        1,675,000
Trump Hotels & Casino
   Resorts Funding
   15.5%, due 6/15/2005           41,000,000       31,672,500
                                                 ------------
                                                  104,463,125
                                                 ------------
HEALTH CARE/MEDICAL
   PRODUCTS  0.7%
Alliance Imaging
   10.375%, due 4/15/2011*         2,500,000        2,575,000
Beverly Enterprises
   9.625%, due 4/15/2009*          1,225,000        1,261,750
Davita
   9.25%, due 4/15/2011*           2,725,000        2,793,125
Fresensius Medical Care
   9%, due 12/1/2006               2,000,000        2,040,000
Magellan Health Services
   9.375%, due 11/15/2007*         2,450,000        2,502,063
                                                 ------------
                                                   11,171,938
                                                 ------------
INDUSTRIAL/
   MANUFACTURING  2.7%
Airxcel
   11%, due 11/15/2007            16,425,000        8,541,000
Alliance Laundry System
   9.625%, due 5/1/2008           16,575,000       10,027,875
Applied Extrusion Technology
   10.75%, due 7/1/2011*           1,025,000        1,040,375
Briggs and Straton
   8.875%, due 3/15/2011*          1,225,000        1,243,375
Day International Group
   9.5%, due 3/15/2008            11,000,000        9,735,000
Great Lakes Carbon
   10.25%, due 5/15/2008          16,500,000        9,817,500
Integrated Electrical Services
   9.375%, due 2/1/2009*           1,000,000          985,000
                                                 ------------
                                                   41,390,125
                                                 ------------
INTERNET AND
   RELATED  0.4%
Exodus Communications
   11.25%, due 7/1/2008           10,000,000        3,500,000

--------------------
See footnotes on page 11.

Portfolio of Investments

JUNE 30, 2001

                                  PRINCIPAL
                                    AMOUNT          VALUE
                                 -----------     ------------
INTERNET AND
   RELATED (CONTINUED)
PSINet:(o)
   11.5%, due 11/1/2008         $ 18,000,000     $  1,170,000
   11%, due 8/1/2009              20,000,000        1,300,000
                                                 ------------
                                                    5,970,000
                                                 ------------
LEISURE  1.4%
Affinity Group Holding
   11%, due 4/1/2007*             25,000,000       20,875,000
                                                 ------------
PAGING  0.4%
Metrocall:0
   9.75%, due 11/1/2007           24,125,000        1,568,125
   11%, due 9/15/2008             39,925,000        2,595,125
ProNet
   11.875%, due 6/15/20050        24,000,000        1,560,000
                                                 ------------
                                                    5,723,250
                                                 ------------
PAPER AND PACKAGING  0.1%
Potlatch
   10%, due 7/15/2011*             2,000,000        2,020,000
                                                 ------------
PRINTING AND PUBLISHING  13.3%
Advanstar Communications
   12%, due 2/15/2011              8,175,000        8,379,375
American Lawyer Media
   9.75%, due 12/15/2007           5,000,000        4,675,000
American Media Operations
   10.25%, due 5/1/2009           20,000,000       20,550,000
Liberty Group Operating
   9.375%, due 2/1/2008           25,000,000       17,625,000
Liberty Group Publishing
   0% (11.625%+),
   due 2/1/2009                   56,775,000       33,781,125
Perry-Judd
   10.625%, due 12/15/2007        16,500,000       14,932,500
Primedia
   8.875%, due 5/15/2011*          5,000,000        4,650,000
Regional Independent Media
   Group 10.5%, due 7/1/2008      17,500,000       17,587,500
TDL Infomedia Holdings
   0% (15.50%+),
   due 10/15/2010                 55,350,000       45,663,750
TransWestern Holdings
   0%  (11.875%+),
   due 11/15/2008                 29,750,000       24,990,000
Von Hoffman Press
   10.875%, due 5/15/2007*        10,000,000        9,050,000
Ziff Davis Media
   12%, due 7/15/2010              7,000,000        3,885,000
                                                 ------------
                                                  205,769,250
                                                 ------------
RETAILING  2.1%
NBC Acquistion 0% (10.75%+),
   due 2/15/2009                  44,800,000       32,480,000
                                                 ------------

                                  PRINCIPAL
                                   AMOUNT           VALUE
                                 -----------     ------------
SEMICONDUCTORS  2.7%
Amkor Technology:
   9.25%, due 5/1/2006          $ 10,000,000     $  9,700,000
   10.5%, due 5/1/2009            15,000,000       14,362,500
Fairchild Semiconductor
   10.375%, due 10/1/2007         17,500,000       17,062,500
                                                 ------------
                                                   41,125,000
                                                 ------------
TELECOMMUNICATIONS  5.5%
Asia Global Crossing
   13.375%, due 10/15/2010        12,425,000       10,002,125
BTI Telcom
   10.5%, due 9/15/2007           15,000,000        2,925,000
Citizens Communications
   9.25%, due 5/15/2011            4,875,000        5,076,172
Global Crossing Holding
   9.50%, due 11/15/2009          16,325,000       12,855,937
ICG Holdings
   0% (11.625%+),
   due 3/15/20070                 24,625,000        3,816,875
Level 3 Communications
   11%, due 3/15/2008              5,000,000        2,225,000
McLeodUSA
   12%, due 7/15/2008             27,500,000       17,462,500
Metromedia Fiber Network
   10%, due 12/15/2009            10,000,000        3,850,000
NEXTLINK Communications
   12.50%, due 4/15/2006          30,000,000       10,350,000
Talton Holdings
   11%, due 6/30/2007             19,725,000       12,574,688
Williams Communications
   11.7%, due 8/1/2008             9,250,000        3,885,000
                                                 ------------
                                                   85,023,297
                                                 ------------
TRANSPORATION  0.7%
Atlas Air
   10.75%, due 8/1/2005           14,175,000       11,127,375
                                                 ------------
UTILITIES  2.0%
AES:
   9.5%, due 6/1/2009              5,000,000        5,125,000
   9.375%, due 9/15/2010           5,000,000        5,075,000
Avista
   9.75%, due 6/1/2008*            1,525,000        1,629,803
CMS Energy
   8.5%, due 4/15/2011             5,000,000        4,864,195
Midland Cogenerative Venture
   11.75%, due 7/23/2005          12,500,000       13,732,800
                                                 ------------
                                                   30,426,798
                                                 ------------
WIRELESS TELEPHONY  10.4%
Centennial Cellular
   10.75%, due 12/15/2008         50,000,000       46,500,000
Dobson Communications
   10.875%, due 7/1/2010          10,000,000       10,050,000

--------------------
See footnotes on page 11.

PORTFOLIO OF INVESTMENTS

JUNE 30, 2001

                                  PRIN. AMT.
                                  OR SHARES            VALUE
                                  ----------       ------------
WIRELESS TELEPHONY (CONTINUED)
Nextel Communications:
   9.375%, due 11/15/2009        $20,000,000      $  15,900,000
   9.5%, due 2/1/2011*            10,000,000          7,862,500
Powertel
   11.125%, due 6/1/2007*         20,000,000         21,800,000
Price Communications Wireless:
   9.125%, due 12/15/2006          2,500,000          2,600,000
   11.75%, due 7/15/2007          48,000,000         51,600,000
Rogers Wireless
   9.625%, due 5/1/2011*           5,000,000          5,050,000
                                                  -------------
                                                    161,362,500
                                                  -------------
TOTAL CORPORATE BONDS
    (Cost $1,636,411,578)                         1,314,774,451
                                                  -------------
PREFERRED STOCKS  9.7%
BROADCASTING  1.3%
Cumulus Media 13.75%                    7,356 shs.    6,785,910
Sinclair Capital 11.625%             145,000         13,811,250
                                                  -------------
                                                     20,597,160
                                                  -------------
CABLE SYSTEMS AND
   SATELLITE VIDEO  1.1%
Pegasus Communications
   (Series A) 12.75%                  17,692         16,807,400
                                                  -------------
COMMUNICATIONS
   INFRASTRUCTURE  0.4%
Crown Castle International
   12.75%                              7,830          6,675,074
                                                  -------------
CONTRACT MANUFACTURING/
   CIRCUIT BOARDS  0.4%
MCMS 12.50%++                        161,938          6,113,159
                                                  -------------
HEALTH CARE/
   MEDICAL PRODUCTS  0.1%
River Holding 11.50%++                48,402          1,125,346
                                                  -------------
INDUSTRIAL/
   MANUFACTURING  0.6%
Day International Group 12.25%        11,743          8,807,250
                                                  -------------
PRINTING AND
   PUBLISHING  1.4%
Liberty Group
   Publishing 14.75%               1,359,578         22,093,142
                                                  -------------
TELECOMMUNICATIONS  1.9%
Broadwing
   Communications 12.50%              15,000         14,887,500
Global Crossing
   Holding 10.50%                    250,000         14,437,500
                                                  -------------
                                                     29,325,000
                                                  -------------
WIRELESS TELEPHONY  2.5%
Nextel Communications
   11.125%                            25,094         15,119,135
Rural Cellular 11.375%                27,193         22,638,173
                                                  -------------
                                                     37,757,308
                                                  -------------

                                  PRIN. AMT.
                                  OR SHARES         VALUE
                                 ------------   --------------
TOTAL
   PREFERRED STOCKS
  (Cost $207,305,773)                           $  149,300,839
                                                --------------
CONVERTIBLE BONDS  2.4%
CONTRACT MANUFACTURING/
   CIRCUIT BOARDS  0.1%
SCI Systems
   3%, due 3/15/2007              $2,500,000         2,003,125
                                                --------------
SEMICONDUCTORS  2.1%
Amkor Technology
   5%, due 3/15/2007               7,500,000         6,103,125
Analog Devices
   4.75%, due 10/1/2005            5,000,000         4,600,000
Cypress Semiconductor
   4%, due 2/1/2005                5,000,000         4,593,750
Lattice Semiconductor
   4.75%, due 11/1/2006            6,500,000         9,002,500
LSI Logic
   4%, due 2/15/2005               6,000,000         5,002,500
Transwitch
   4.5%, due 9/12/2005             5,125,000         3,773,281
                                                --------------
                                                    33,075,156
                                                --------------
WIRELESS TELEPHONY  0.2%
Nextel Communications
   5.25%, due 1/15/2010            5,000,000         3,075,000
                                                --------------
TOTAL CONVERTIBLE BONDS
  (Cost $39,260,776)                                38,153,281
                                                --------------
CONVERTIBLE
  PREFERRED STOCKS  0.4%
INTERNET AND RELATED
PSINet 7%*                           203,000 shs.       50,750
TELECOMMUNICATIONS  0.4%
Global Crossing 7%                    65,000         6,240,000
                                                --------------
TOTAL CONVERTIBLE
   PREFERRED STOCKS
  (Cost $23,653,505)                                 6,290,750
                                                --------------
FIXED TIME DEPOSITS  1.3%
  (Cost $19,900,000)
Dexia Bank, Grand Cayman,
  4%, 7/2/2001                   $19,900,000        19,900,000
                                                --------------
TOTAL INVESTMENTS  99.0%
   (Cost $1,926,531,632)                         1,528,419,321
OTHER ASSETS
  LESS LIABILITIES  1.0%                            15,167,667
                                                --------------
NET ASSETS  100.0%                              $1,543,586,988
                                                ==============

-------------------
  * Rule 144A security.
(o) Non-income producing security.
  + Deferred-interest debentures pay no interest for a stipulated number of years, after which they pay the indicated coupon rate.
 ++ Represents a pay-in-kind security which may pay interest or dividends in additional bonds or shares.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2001

ASSETS:
Investments, at value:
  Corporate bonds (cost $1,636,411,578) ...............................    $1,314,774,451
  Preferred stocks (cost $207,305,773) ................................       149,300,839
  Convertible issues (cost $62,914,281) ...............................        44,444,031
  Short-term holding (cost $19,900,000) ...............................        19,900,000      $1,528,419,321
                                                                           --------------
Cash ....................................................................................           2,248,153
Receivable for interest and dividends ...................................................          37,429,688
Receivable for securities sold ..........................................................          18,270,342
Receivable for shares of Beneficial Interest sold .......................................           3,661,531
Expenses prepaid to shareholder service agent ...........................................             267,969
Other ...................................................................................               8,593
                                                                                               --------------
TOTAL ASSETS ............................................................................       1,590,305,597
                                                                                               --------------
LIABILITIES:
Payable for securities purchased ........................................................          25,623,489
Payable for shares of Beneficial Interest repurchased ...................................          10,557,868
Dividends payable .......................................................................           7,719,494
Management fee payable ..................................................................             809,548
Accrued expenses and other ..............................................................           2,008,210
                                                                                               --------------
TOTAL LIABILITIES .......................................................................          46,718,609
                                                                                               --------------
NET ASSETS ..............................................................................      $1,543,586,988
                                                                                               ==============

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par (unlimited shares authorized;
  $0.001 par value; 355,979,368 shares outstanding):
  Class A ...............................................................................      $      115,448
  Class B ...............................................................................             146,394
  Class C ...............................................................................              23,233
  Class D ...............................................................................              70,904
Additional paid-in capital ..............................................................       2,721,364,369
Dividends in excess of net investment income ............................................         (36,974,153)
Accumulated net realized loss ...........................................................        (743,046,896)
Net unrealized depreciation of investments ..............................................        (398,112,311)
                                                                                               --------------
NET ASSETS ..............................................................................      $1,543,586,988
                                                                                               ==============

NET ASSET VALUE PER SHARE:
CLASS A ($500,238,286 / 115,448,063 shares) .............................................               $4.33
                                                                                                        =====
CLASS B ($634,619,864 / 146,394,433 shares) .............................................               $4.33
                                                                                                        =====
CLASS C ($100,930,839 / 23,232,806 shares) ..............................................               $4.34
                                                                                                        =====
CLASS D ($307,797,999 / 70,904,066 shares) ..............................................               $4.34
                                                                                                        =====

---------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001


INVESTMENT INCOME:
Interest ....................................................  $  92,880,744
Dividends ...................................................     13,287,954
                                                               -------------
TOTAL INVESTMENT INCOME ....................................................        $ 106,168,698

EXPENSES:
Distribution and service fees ...............................      6,640,050
Management fee ..............................................      5,358,876
Shareholder account services ................................      2,018,922
Custody and related services ................................        164,637
Shareholder reports and communications ......................        126,258
Registration ................................................         48,986
Auditing and legal fees .....................................         33,809
Trustees' fees and expenses .................................         23,042
Miscellaneous ...............................................         14,040
                                                               -------------
TOTAL EXPENSES .............................................................           14,428,620
                                                                                    -------------
NET INVESTMENT INCOME ......................................................           91,740,078

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ............................   (329,723,035)
Net change in unrealized depreciation of investments ........    102,438,650
                                                               -------------
NET LOSS ON INVESTMENTS ....................................................         (227,284,385)
                                                                                    -------------
DECREASE IN NET ASSETS FROM OPERATIONS .....................................        $(135,544,307)
                                                                                    =============

----------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                             SIX MONTHS ENDED       YEAR ENDED
                                                               JUNE 30, 2001     DECEMBER 31, 2000
                                                             ---------------    ------------------
OPERATIONS:
Net investment income ....................................   $   91,740,078         239,430,112
Net realized loss on investments .........................     (329,723,035)       (241,936,447)
Net change in unrealized depreciation of investments .....      102,438,650        (229,821,020)
                                                             --------------      --------------
DECREASE IN NET ASSETS FROM OPERATIONS ...................     (135,544,307)       (232,327,355)
                                                             --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...............................................      (32,017,859)        (84,274,020)
   Class B ...............................................      (36,280,070)        (94,456,997)
   Class C ...............................................       (5,310,757)         (7,729,906)
   Class D ...............................................      (18,131,392)        (52,969,189)
                                                             --------------      --------------
Total ....................................................      (91,740,078)       (239,430,112)
                                                             --------------      --------------

Dividends in excess of net investment income:
   Class A ...............................................       (5,924,783)         (3,012,474)
   Class B ...............................................       (7,002,235)         (3,119,778)
   Class C ...............................................       (1,043,350)           (288,024)
   Class D ...............................................       (3,476,879)         (1,711,189)
                                                             --------------      --------------
Total ....................................................      (17,447,247)         (8,131,465)
                                                             --------------      --------------

Return of capital:
   Class A ...............................................               --          (4,877,722)
   Class B ...............................................               --          (5,051,469)
   Class C ...............................................               --            (466,359)
   Class D ...............................................               --          (2,770,715)
                                                             --------------      --------------
Total ....................................................               --         (13,166,265)
                                                             --------------      --------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ................     (109,187,325)       (260,727,842)
                                                             --------------      --------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales of shares ........................      226,474,104         404,130,222
Investment of dividends ..................................       51,317,391         110,713,050
Exchanged from associated Funds ..........................      186,865,843         255,543,791
                                                             --------------      --------------
Total ....................................................      464,657,338         770,387,063
                                                             --------------      --------------
Cost of shares repurchased ...............................     (205,779,814)       (688,530,420)
Exchanged into associated Funds ..........................     (235,117,318)       (530,089,969)
                                                             --------------      --------------
Total ....................................................     (440,897,132)     (1,218,620,389)
                                                             --------------      --------------
INCREASE (DECREASE) IN NET ASSETS FROM
   TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST ...................................       23,760,206        (448,233,326)
                                                             --------------      --------------
DECREASE IN NET ASSETS ...................................     (220,971,426)       (941,288,523)

NET ASSETS:

Beginning of period ......................................    1,764,558,414       2,705,846,937
                                                             --------------      --------------
END OF PERIOD (including dividends in excess of
   net investment income of $36,974,153 and
   $8,818,628, respectively) .............................   $1,543,586,988      $1,764,558,414
                                                             ==============      ==============

--------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman High-Yield Bond Series (the "Fund"), a series of Seligman High Income Fund Series, offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in bonds, stocks and convertible securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes discount and premium on purchases of portfolio securities for financial reporting purposes.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2001, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on ex-dividend dates. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 2001, amounted to $516,698,992 and $527,908,422, respectively.

   At June 30, 2001, the cost of investments for federal income tax purposes was $1,935,678,545, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $27,509,805 and $434,769,029, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS-- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all offi-

NOTES TO FINANCIAL STATEMENTS

cers of the Fund, all trustees of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.65% per annum of the first $1 billion of the Fund's average daily net assets and 0.55% per annum of the Fund's average daily net assets in excess of $1 billion. The management fee reflected in the Statement of Operations represents 0.59% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $99,095 from sales of Class A shares. Commissions of $759,020 and $335,346 were paid to dealers from sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2001, fees incurred under the Plan aggregated $740,124 or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $3,584,147, $524,264, and $1,791,515, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2001, such charges amounted to $160,176.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 2001, amounted to $46,566.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of beneficial interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2001, Seligman Services, Inc. received commissions of $4,908 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $24,641, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $2,018,922 for shareholder account services.

   Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $36,156 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. CAPITAL LOSS CARRYFORWARD -- At December 31, 2000, the Fund had a net capital loss carryforward for federal income tax purposes of $389,635,067, which is available for offset against future taxable net capital gains, expiring in various amounts through 2008. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of

NOTES TO FINANCIAL STATEMENTS

Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2001, the Fund did not borrow from the credit facility.

7. CHANGE IN ACCOUNTING PRINCIPLE -- As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on debt securities for financial statement purposes. Prior to January 1, 2001, the Fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $10,708,278 reduction in cost of securities and a corresponding $10,708,278 decrease in net unrealized depreciation, based on securities held by the Fund on January 1, 2001.

   The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $323,938; decrease net change in unrealized depreciation by $1,561,365, and decrease net realized loss on investment by $1,885,303. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

8. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:

                                          CLASS A
                   --------------------------------------------------------
                       SIX MONTHS ENDED                YEAR ENDED
                         JUNE 30, 2001              DECEMBER 31, 2000
                   --------------------------  ----------------------------
                      SHARES       AMOUNT          SHARES        AMOUNT
                   -----------  -------------  ------------   -------------
Net proceeds from
  sales of shares   25,407,047  $ 126,080,668    37,075,511  $  210,786,198
Investment of
  dividends          4,044,289     19,620,191     7,416,505      42,531,411
Exchanged from
  associated Funds  28,760,923    141,669,156    33,936,457     191,682,444
                   -----------  -------------  ------------   -------------
Total               58,212,259    287,370,015    78,428,473     445,000,053
                   -----------  -------------  ------------   -------------
Cost of shares
  repurchased      (20,878,443)  (101,859,494)  (52,827,143)   (301,682,522)
Exchanged into
  associated Funds (39,008,303)  (190,872,267)  (55,946,521)   (315,809,296)
                   -----------  -------------  ------------   -------------
Total              (59,886,746)  (292,731,761) (108,773,664)   (617,491,818)
                   -----------  -------------  ------------   -------------
Decrease            (1,674,487) $  (5,361,746)  (30,345,191)  $(172,491,765)
                   ===========  =============  ============   =============


                                          CLASS B
                   --------------------------------------------------------
                       SIX MONTHS ENDED                YEAR ENDED
                         JUNE 30, 2001              DECEMBER 31, 2000
                   --------------------------  ----------------------------
                      SHARES       AMOUNT          SHARES        AMOUNT
                   -----------  -------------  ------------   -------------
Net proceeds from
  sales of shares    9,355,893   $ 46,785,247    15,211,149   $  88,113,983
Investment of
  dividends          3,620,723     17,553,540     7,549,102      43,288,543
Exchanged from
  associated Funds   5,238,051     26,269,976     5,907,164      34,499,227
                   -----------   ------------   -----------   -------------
Total               18,214,667     90,608,763    28,667,415     165,901,753
                   -----------   ------------   -----------   -------------
Cost of shares
  repurchased      (11,302,132)   (54,179,016)  (31,426,160)   (179,665,733)
Exchanged into
  associated Funds  (5,193,806)   (25,037,338)  (24,047,025)   (137,703,160)
                   -----------   ------------   -----------   -------------
Total              (16,495,938)   (79,216,354)  (55,473,185)   (317,368,893)
                   -----------   ------------   -----------   -------------
Increase (decrease)  1,718,729   $ 11,392,409   (26,805,770)  $(151,467,140)
                   ===========   ============   ===========   =============

                                          CLASS C
                   --------------------------------------------------------
                       SIX MONTHS ENDED                YEAR ENDED
                         JUNE 30, 2001              DECEMBER 31, 2000
                   --------------------------  ----------------------------
                      SHARES       AMOUNT          SHARES        AMOUNT
                   -----------  -------------  ------------   -------------
Net proceeds from
  sales of shares    7,957,524   $ 39,725,680    11,685,247    $ 67,384,412
Investment of
  dividends            570,897      2,751,707       680,025       3,847,405
Exchanged from
  associated Funds   1,225,569      6,008,198     1,537,229       8,875,263
                    ----------   ------------    ----------    ------------
Total                9,753,990     48,485,585    13,902,501      80,107,080
                    ----------   ------------    ----------    ------------
Cost of shares
  repurchased       (2,533,359)   (11,685,054)   (1,929,668)    (10,747,020)
Exchanged into
  associated Funds  (1,411,760)    (6,700,332)   (2,818,953)    (15,926,822)
                    ----------   ------------    ----------    ------------
Total               (3,945,119)   (18,385,386)   (4,748,621)    (26,673,842)
                    ----------   ------------    ----------    ------------
Increase             5,808,871   $ 30,100,199     9,153,880    $ 53,433,238
                    ==========   ============    ==========    ============

                                          CLASS D
                   --------------------------------------------------------
                       SIX MONTHS ENDED                YEAR ENDED
                         JUNE 30, 2001              DECEMBER 31, 2000
                   --------------------------  ----------------------------
                      SHARES       AMOUNT          SHARES        AMOUNT
                   -----------  -------------  ------------   -------------
Net proceeds from
  sales of shares    2,741,483   $ 13,882,509     6,511,528   $  37,845,629
Investment of
  dividends          2,344,933     11,391,953     3,656,820      21,045,691
Exchanged from
  associated Funds   2,635,216     12,918,513     3,548,436      20,486,857
                   -----------   ------------   -----------   -------------
Total                7,721,632     38,192,975    13,716,784      79,378,177
                   -----------   ------------   -----------   -------------
Cost of shares
  repurchased       (7,945,399)   (38,056,250)  (34,178,477)   (196,435,145)
Exchanged into
  associated Funds  (2,656,446)   (12,507,381)  (10,555,824)    (60,650,691)
                   -----------   ------------   -----------   -------------
Total              (10,601,845)   (50,563,631)  (44,734,301)   (257,085,836)
                   -----------   ------------   -----------   -------------
Decrease            (2,880,213)  $(12,370,656)  (31,017,517)  $(177,707,659)
                   ===========   ============   ===========   =============

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                                CLASS A
                                                 ----------------------------------------------------------------
                                                 SIX MONTHS                  YEAR ENDED DECEMBER 31,
                                                   ENDED       --------------------------------------------------
                                                  6/30/010     2000      1999       1998        1997        1996
                                                 ----------    ----      ----       ----        -----       ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $4.99      $6.26      $6.95      $7.55       $7.25       $6.96
                                                   -----      -----      -----      -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:

Net investment income ..........................    0.26       0.64       0.69       0.70        0.70        0.69
Net realized and unrealized gain
  (loss) on investments ........................   (0.61)     (1.21)     (0.68)     (0.59)       0.28        0.29
                                                   -----      -----      -----      -----       -----       -----
TOTAL FROM INVESTMENT OPERATIONS ...............   (0.35)     (0.57)      0.01       0.11        0.98        0.98
                                                   -----      -----      -----      -----       -----       -----
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.26)     (0.64)     (0.70)     (0.69)      (0.68)      (0.69)
Dividends in excess of net investment
  income .......................................   (0.05)     (0.02)        --         --          --          --
Return of capital ..............................      --      (0.04)        --         --          --          --
Distributions from net realized capital gains ..      --         --         --       (0.02)        --          --
                                                   -----      -----      -----      -----       -----       -----
TOTAL DISTRIBUTIONS ............................   (0.31)     (0.70)     (0.70)     (0.71)      (0.68)      (0.69)
                                                   -----      -----      -----      -----       -----       -----
NET ASSET VALUE, END OF PERIOD .................   $4.33      $4.99      $6.26      $6.95       $7.55       $7.25
                                                   =====      =====      =====      =====       =====       =====

TOTAL RETURN: ..................................   (7.39)%   (10.02)%     0.09%      1.32%      14.26%      14.82%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......  $500,238   $584,944   $923,395  $1,050,340  $750,461    $408,303
Ratio of expenses to average net assets ........      1.13%+     1.09%      1.08%      1.10%      1.14%       1.16%
Ratio of net investment income to
  average net assets(o) ........................     10.88%+    11.08%     10.30%      9.46%      9.42%       9.80%
Portfolio turnover rate ........................     30.47%     27.45%     40.60%     35.34%     61.78%     119.33%

---------------
See footnotes on page 19.

FINANCIAL HIGHLIGHTS

                                                                   CLASS B                                     CLASS C
                                     -------------------------------------------------------------- -----------------------------
                                     SIX MONTHS           YEAR ENDED DECEMBER 31,          4/22/96* SIX MONTHS   YEAR    5/27/99*
                                       ENDED      --------------------------------------      TO       ENDED     ENDED      TO
                                      6/30/010    2000        1999        1998      1997   12/31/96  6/30/01(o) 12/31/00 12/31/99
                                     ---------    ----        ----        ----      ----   --------  ---------- -------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD.  $5.00      $6.26       $6.95       $7.55     $7.26     $7.06    $5.00     $6.27    $6.75
                                      ------     ------      ------      ------    ------    ------   ------    ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...............   0.24       0.59        0.64        0.64      0.64      0.45     0.24      0.59     0.32
Net realized and unrealized gain
  (loss) on investments .............  (0.62)     (1.20)      (0.68)      (0.59)     0.28      0.20    (0.61)    (1.21)   (0.41)
                                      ------     ------      ------      ------    ------    ------   ------    ------   ------
TOTAL FROM INVESTMENT OPERATIONS ....  (0.38)     (0.61)      (0.04)       0.05      0.92      0.65    (0.37)    (0.62)   (0.09)
                                      ------     ------      ------      ------    ------    ------   ------    ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income ............................  (0.24)     (0.59)      (0.65)      (0.63)    (0.63)    (0.45)   (0.24)    (0.59)   (0.39)
Dividends in excess of net
  investment income .................  (0.05)     (0.02)         --          --        --        --    (0.05)    (0.02)      --
Return of capital ...................     --      (0.04)         --          --        --        --       --     (0.04)      --
Distributions from net realized
  capital gains .....................     --         --          --       (0.02)       --        --       --        --       --
                                      ------     ------      ------      ------    ------    ------   ------    ------   ------
TOTAL DISTRIBUTIONS .................  (0.29)     (0.65)      (0.65)      (0.65)    (0.63)    (0.45)   (0.29)    (0.65)   (0.39)
                                      ------     ------      ------      ------    ------    ------   ------    ------   ------
NET ASSET VALUE, END OF PERIOD ......  $4.33      $5.00       $6.26       $6.95     $7.55     $7.26    $4.34     $5.00    $6.27
                                      ======     ======      ======      ======    ======    ======   ======    ======   ======

TOTAL RETURN:                          (7.97)%   (10.66)%     (0.69)%      0.57%    13.24%     9.11%   (7.76)%  (10.81)%  (1.71)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted) .................... $634,620   $723,751  $1,073,910 $1,037,994  $581,235  $147,970  $100,931   $87,204  $51,815
Ratio of expenses to average
  net assets ........................     1.88%+     1.84%       1.83%      1.85%     1.90%     1.90%+    1.88%+    1.84%    1.81%+
Ratio of net investment income
  to average net assets(o) ..........    10.13%+    10.33%       9.55%      8.71%     8.66%     9.11%+   10.13%+   10.33%    9.78%+
Portfolio turnover rate .............    30.47%     27.45%      40.60%     35.34%    61.78%   119.33%++  30.47%    27.45%   40.60%**


                                                                                CLASS D
                                                 ----------------------------------------------------------------
                                                 SIX MONTHS                  YEAR ENDED DECEMBER 31,
                                                   ENDED       --------------------------------------------------
                                                  6/30/01(o)   2000      1999       1998        1997        1996
                                                 ----------    ----      ----       ----        -----       ----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $5.00      $6.27      $6.95      $7.55       $7.26       $6.96
                                                   -----      -----      -----      -----       -----       -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.24       0.59       0.64       0.64        0.64        0.64
Net realized and unrealized gain (loss)
  on investments ...............................   (0.61)     (1.21)     (0.67)     (0.59)       0.28        0.30
                                                   -----      -----      -----      -----       -----       -----
TOTAL FROM INVESTMENT OPERATIONS ...............   (0.37)     (0.62)     (0.03)      0.05        0.92        0.94
                                                   -----      -----      -----      -----       -----       -----
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.24)     (0.59)     (0.65)     (0.63)      (0.63)      (0.64)
Dividends in excess of net investment income ...   (0.05)     (0.02)        --         --          --          --
Return of capital ..............................      --      (0.04)        --         --          --          --
Distributions from net realized capital gains ..      --         --         --      (0.02)         --       --
                                                   -----      -----      -----      -----       -----       -----
TOTAL DISTRIBUTIONS ............................   (0.29)     (0.65)     (0.65)     (0.65)      (0.63)      (0.64)
                                                   -----      -----      -----      -----       -----       -----
NET ASSET VALUE, END OF PERIOD .................   $4.34      $5.00      $6.27      $6.95       $7.55       $7.26
                                                   =====      =====      =====      =====       =====       =====

TOTAL RETURN: ..................................   (7.76)%   (10.81)%    (0.54)%     0.57%      13.24%      14.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......  $307,798   $369,286   $656,727   $769,828   $534,998    $265,528
Ratio of expenses to average net assets ........      1.88%+     1.84%      1.83%      1.85%      1.90%       1.92%
Ratio of net investment income to
  average net assets(o) ........................     10.13%+    10.33%      9.55%      8.71%      8.66%       9.02%
Portfolio turnover rate ........................     30.47%     27.45%     40.60%     35.34%     61.78%     119.33%

---------------
  + Annualized.
 ++ For the year ended December 31, 1996.
  * Commencement of offering of shares.
 ** For the year ended December 31, 1999.
(o) As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease the ratios of net investment income to average net assets from 10.91% to 10.88% for Class A, and from 10.16% to 10.13% for Classes B, C, and D. The ratios for periods prior to January 1, 2001, have not been restated.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE TRUSTEES AND SHAREHOLDERS,
SELIGMAN HIGH-YIELD BOND SERIES OF
SELIGMAN HIGH INCOME FUND SERIES:

We have audited the accompanying statement of assets and liabilities of Seligman High-Yield Bond Series, including the portfolio of investments, as of June 30, 2001, and the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman High-Yield Bond Series as of June 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
August 20, 2001

TRUSTEES

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company

DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 3, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2, 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
TRUSTEE EMERITUS

-----------
Member: 1 Executive Committee
        2 Audit Committee
        3 Trustee Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY



FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services

(800) 445-1777    Retirement Plan
                  Services

(212) 682-7600    Outside the United States

(800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-------------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017
                                www.seligman.com








THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF BENEFICIAL INTEREST OF SELIGMAN HIGH-YIELD BOND SERIES, WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.



TXHY3  6/01                             [RECYCLE LOGO] Printed on Recycled Paper